Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	56,573.19
Total Transaction Valuation	409,653,809.62
Total Offset Amount	0.00
Net Fee	$ 56,573.19